EXHIBIT 99.1


                             CHARMING SHOPPES, INC.
                       2004 STOCK AWARD AND INCENTIVE PLAN
                           RESTRICTED STOCK AGREEMENT


     Agreement dated as of February __, 2005, between CHARMING SHOPPES, INC. (the "Company") and DORRIT J. BERN (the "Employee").

     It is agreed as follows:

1. Grant of Restricted Stock; Consideration; Employee Acknowledgments.

     The Company hereby confirms the grant, under the Company's 2004 Stock Award and Incentive Plan (the "Plan"), to Employee on the date of this Restricted Stock Agreement (the "Date of Grant") of _________ shares of the Company's common stock, par value $0.10 per share ("Shares"), pursuant to Section 6(d) of the Plan, and subject to restrictions as set forth herein and in the Plan ("Restricted Stock"). Employee shall be required to pay no cash consideration for the grant of the Restricted Stock, but Employee's prior services to the Company and performance of services to the Company from the date of grant to the date of issuance of the Shares, and her agreement to abide by the terms set forth in the Plan, this Restricted Stock Agreement (the "Agreement"), and any Rules and Regulations under the Plan, shall be deemed to be consideration for this grant of Restricted Stock. Employee acknowledges and agrees that (i) the Restricted Stock is nontransferable as provided in Section 3(a) hereof and Sections 6(d) and 10(b) of the Plan, (ii) the Restricted Stock is subject to forfeiture in the event of Employee's termination of employment in certain circumstances, as specified in Section 3(b) hereof, and (iii) sales of Shares following the lapse of restrictions will be subject to the Company's policies regulating trading by employees, including any applicable "blackout" or other designated periods in which sales of Shares are not permitted.

2. Incorporation of Plan by Reference.

         The Restricted Stock has been granted to Employee under the Plan, a copy of which is attached hereto. All of the terms, conditions and other provisions of the Plan are hereby incorporated by reference into this Agreement. Employee hereby accepts the grant of Restricted Stock, acknowledges receipt of the attached copy of the Plan, and agrees to be bound by all the terms and provisions hereof and thereof (as presently in effect or hereafter amended), and by all decisions and determinations of the Board or Committee under the Plan.


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         THE DATE OF GRANT OF THIS RESTRICTED STOCK IS: ________________
                             GRANT NUMBER: _________

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3. Restrictions on Restricted Stock.

     (a) Restrictions Generally. Until they lapse in accordance with Section 3(b), 3(c), or 3(d), the following restrictions (the "Restrictions") shall apply to the Restricted Stock: (1) Employee shall have no right to sell, transfer, assign, pledge, or otherwise encumber or dispose of the Restricted Stock (except for transfers and forfeitures to the Company); and (2) the Restricted Stock shall be subject to the risk of forfeiture as set forth in Section 3(b). Employee shall be entitled to receive dividends and distributions on the Restricted Stock in accordance with Section 4. If certificates are issued to Employee, Employee shall be entitled to vote Restricted Stock on any matter submitted to a vote of holders of Common Stock, to the extent permitted by law; and Employee shall have all other rights of a shareholder of the Company except as otherwise expressly limited or provided under this Agreement.

     (b) Termination of Employment.

     (i) Forfeiture. Unless otherwise determined by the Committee or as provided by the Employment Agreement described below, if Employee's employment terminates and she thereafter is not an employee of the Company or any of its subsidiaries (a "Termination"), and such Termination is for any reason other than due to death, Disability, termination by Employee for Good Reason, or termination by the Company for reasons other than Cause, the Restricted Stock as to which Restrictions have not lapsed at or before such Termination shall be forfeited at the time of such Termination. For purposes of this Agreement, "Cause," "Good Reason" and "Disability" shall have the meanings ascribed to such terms in the Employment Agreement by and between the Company and Employee dated as of January 1, 2005 (the "Employment Agreement"). Accordingly, unless otherwise determined by the Committee or as provided by the Employment Agreement, Employee's voluntary Termination (other than due to Disability or for Good Reason) or Termination by the Company for Cause will result in all shares of Restricted Stock which remain subject to Restrictions being immediately forfeited.

     (ii) Vesting. In the event of a Termination due to death, Disability, termination by Employee for Good Reason, or termination by the Company for reasons other than Cause, the Restrictions on all Restricted Stock shall lapse at the time of such Termination. Notwithstanding anything in this Agreement to the contrary, the Restrictions on the Restricted Stock shall lapse under all events as may be specified for full vesting of stock awards under the Employment Agreement.













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     (c) Expiration of Restrictions. Unless the Restrictions on Restricted Stock
lapse earlier under Section 3(b) or 3(d), the Restrictions shall lapse according to the following schedule, in each instance subject to Employee's continued employment with the Company through the relevant vesting date:

                    Vesting Date                   Shares
                    ------------                   ------
                  January 31, 2007                  100%


Upon expiration of the Restrictions on any Restricted Stock, the Company shall promptly deliver to Employee one or more certificates representing such Shares (which shall no longer be deemed to be Restricted Stock), with any legend referring to the Restrictions removed from such certificate(s), or shall cause such Shares to be delivered to a broker or bank which maintains an account for Employee or Employee's designee, for deposit to such account, or shall make delivery of such Shares by other reasonable means determined by the Committee.

     (d) Acceleration of Expiration of Restrictions. In the event of a Change in Control at a time that Employee is employed by the Company or any of its subsidiaries (or simultaneously with Employee's Termination), the Restrictions on the Restricted Stock shall lapse immediately prior to the Change in Control. For purposes of this Agreement, "Change in Control" shall have the meaning ascribed to such term in the Employment Agreement.

     (e) Certificates Representing Restricted Stock. Restricted Stock shall be evidenced by issuance of one or more certificates in the name of Employee, bearing an appropriate legend referring to the terms, conditions, and Restrictions applicable hereunder. Unless otherwise determined by the Committee, such certificates shall remain in the physical custody of the General Counsel of the Company or his designee until such time as the Restrictions on such shares have lapsed. In addition, Restricted Stock shall be subject to such stop-transfer orders and other restrictive measures as the General Counsel of the Company shall deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of the Nasdaq National Market System or any national securities exchange on which Common Stock is then quoted or listed, or to implement the Restrictions, and the General Counsel may cause a legend or legends to be placed on any such certificates to make appropriate reference to the Restrictions.

     (f) Stock Powers. Employee agrees to execute and deliver to the Company one or more stock powers, in such form as may be specified by the General Counsel, authorizing the transfer of the Restricted Stock to the Company, at the Date of Grant of the Restricted Stock or upon request at any time thereafter.

4. Dividends and Distributions.

     Unless otherwise determined by the Committee, payment of all dividends and distributions on the Restricted Stock which would otherwise be payable to the Employee when, as, and if declared and paid on Shares, shall be deferred until and payable to the Employee when, as and if the Restrictions on the Restricted Stock lapse under Section 3 in the same proportion that the number of shares of Restricted Stock as to which the Restrictions have lapsed bears to the total number of shares of Restricted Stock. Payment shall be made on the applicable date



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described in this Agreement. Unless otherwise determined by the Committee, all dividends and distributions referred to in the immediately preceding sentence, other than regular quarterly cash dividends (if any), shall be deemed reinvested in additional Restricted Stock at the Fair Market Value of Shares on the date when such dividends and distributions would be paid on Shares and such additional Restricted Stock shall be subject to the same Restrictions as apply to the original Restricted Stock. No interest will be credited on any cash amount (if any) of such dividends payable at the time of lapse of the Restrictions. Such Restrictions shall lapse as to the shares of additional Restricted Stock in the same proportion that the number of shares of original Restricted Stock as to which the Restrictions have lapsed bears to the total number of shares of original Restricted Stock.

5. Tax Withholding.

     Employee agrees to remit to the Company and any subsidiary, and authorizes the Company and any subsidiary to deduct from any payment to be made to Employee hereunder if such remittance has not been made, any amount that federal, state, local, or foreign tax law requires to be withheld with respect to the Restricted Stock or lapse of restrictions thereon. Unless otherwise determined by the Board or Committee, unless the Employee has made other arrangements satisfactory to the Company to provide for payment of mandatory withholding taxes in advance of the applicable date on which the risk of forfeiture is to lapse (by such deadline as the Company may specify), the Company will withhold from the number of Shares as to which the risk of forfeiture is then to lapse a number of whole shares up to but not exceeding that number which has a Fair Market Value nearest to but not exceeding the amount of federal, state and local taxes required to be withheld as a result of the lapse of such risks of forfeiture. The Employee may elect such other methods of satisfying such withholding obligation as may be permitted under rules and regulations adopted by the Committee and in effect at the time of the lapse of such risks of forfeiture, which may include the surrender of shares of the Company's common stock owned separately by Employee. In the case of the withholding or surrender of Shares to pay withholding taxes, the Shares withheld or the shares surrendered will be valued at the Fair Market Value determined in accordance with procedures for valuing shares as set forth in rules and regulations adopted by the Committee and otherwise in effect at the time of lapse of such risks of forfeiture.

6. Deferred Compensation Plan.

     Notwithstanding the foregoing, if Employee elects to defer any of the Restricted Stock pursuant to the Charming Shoppes Variable Deferred Compensation Plan for Executives, or a successor plan (the "Deferred Compensation Plan"), the terms of the Deferred Compensation Plan shall govern the timing of payment of vested Restricted Stock and dividend equivalents. The Company and Employee acknowledge and agree that if any provisions of this Agreement are subject to section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), the Company and Employee may take such actions as they mutually deem appropriate to modify the terms of this Agreement so as to comply with section 409A of the Code.





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7. Miscellaneous.

     This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Restricted Stock granted hereby, and supersedes any prior agreements or documents with respect to such Restricted Stock. No amendment, alteration, suspension, discontinuation, or termination of this Agreement which may impose any additional obligation upon the Company or materially and adversely affect the rights of Employee with respect to the Restricted Stock shall be valid unless in each instance such amendment, alteration, suspension, discontinuation, or termination is expressed in a written instrument duly executed in the name and on behalf of the Company (if subject to such an additional obligation) and by Employee (if Employee's rights are materially and adversely affected).

CHARMING SHOPPES, INC.


BY:
--------------------------------------
(Authorized Officer)

EMPLOYEE:


--------------------------------------
Dorrit J. Bern











Attachments:      2004 Stock Award and Incentive Plan Form of Stock Power















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                                   STOCK POWER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Charming Shoppes, Inc. _____shares of Common Stock, $0.10 par value per share, of Charming Shoppes, Inc., a Pennsylvania corporation (the "Corporation"), registered in the name of the undersigned on the books and records of the Corporation, and does hereby irrevocably constitute and appoint Colin D. Stern and Anthony A. DeSabato, and each of them, attorneys, to transfer the Common Stock on the books of the Corporation, with full power of substitution in the premises.


                                                    ------------------------
                                                         Dorrit J. Bern



                                                    Date:
                                                         -----------------------

























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